Evergreen Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENT OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
26	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of more than $3 billion in erroneous accounting. This proved to

LETTER TO SHAREHOLDERS continued

ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward. Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter. We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved. Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention to the investor’s time horizon. As the financial markets become more comfortable with the fundamentals

LETTER TO SHAREHOLDERS continued

of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“We believe most of the excesses in stock prices have been worked out and stocks appear increasingly attractive relative to other investments. Evidence for a more optimistic outlook is growing. Consumers are spending briskly, the banking system remains healthy and interest rates continue to be low.”

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team Lead Manager

Timothy E. O’Grady
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 10/15/1971
	Class A	Class B	Class C	Class I
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1971

Average Annual Returns*

1 year with sales charge	-24.98%	-25.01%	-22.52%	N/A

1 year w/o sales charge	-20.43%	-21.07%	-20.94%	-20.17%

5 year	-9.39%	-9.18%	-8.94%	-8.04%

10 year	4.13%	4.18%	4.19%	5.00%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Fund Class A shares,1 versus a similar investment in the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -20.43% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Index (Russell 1000) returned -19.51%, while the median return of funds in Lipper’s large cap core category was -20.53%. Lipper Inc. is an independent monitor of mutual fund performance.

The fund’s investment decisions are made by two management teams, the Large Cap Core Growth Team and the Large Cap Value Team, each of which is responsible for approximately half of the portfolio assets. This division is intended to give fund shareholders the benefit of opportunities identified by professionals pursuing both growth and value strategies of equity management.

What was the investment environment like during the 12-month period?

It clearly was a difficult time for investing, especially in the final six months of the period as the benchmark Russell 1000 fell by -28.09%. Investors faced conflicting evidence of both strength and weakness in the overall economy. While short-term interest rates were low and the index of leading economic indicators suggested a positive outlook, stock market and employment trends continued to move lower, giving investors few reasons to move back into the market. Persistent spending by consumers helped keep the economy growing, but questions arose about whether consumers were becoming over-extended as their debt levels grew higher and higher. These questions subsequently created uncertainty about the outlook for corporate profitability, especially in light of weak capital spending. Adding to investors’ unease were escalating international tensions, debate about the possibility of war with Iraq, and controversy about the reliability of both corporate accounting methods and investment analysts’ objectivity.
PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$458,366,383

Number of Holdings	122

Beta	0.91

R-squared	0.95

P/E Ratio	19.0x

What were the principal strategies of the value management team?

The value portion of the portfolio reflected our cautious outlook for the overall stock market. We focused on investments in companies with higher quality and more consistent earnings, emphasizing industries such as consumer staples, industrial, cable television and banking. At the same time, we underweighted technology and consumer discretionary stocks. We de-emphasized technology because of the continuing effects of overcapacity.

The decisions to overweight the consumer staples, industrial and banking industries all contributed to the fund’s relative performance. Among the consumer staples holdings, the leading contributors included Anheuser-Busch, PepsiCo, Proctor & Gamble and Kellogg. In the industrial sector, we gained from investments in Northrop

PORTFOLIO MANAGER INTERVIEW continued

Grumman, Deere and 3M. In the banking industry, we emphasized those traditional lenders that would benefit from the steep yield curve, which reflects the difference between the cost of borrowing and the proceeds from lending activity. Performance leaders included Greenpoint Financial, AmSouth, Sovereign Bancorp, Bank of America and Washington Mutual.

The decisions to underweight technology and consumer discretionary stocks also helped performance. Within the consumer discretionary group, we focused on companies benefiting from the home improvement market, the major integrated oil companies, and natural gas and oil services corporations. While we were guarded about the overall telecommunications industry, we did find opportunities among rural telephone companies, with minimal competition. At the same time, we de-emphasized the wireless and long-distance companies, both of which have been hurt by overcapacity.

Less successful was our emphasis on cable companies. The primary reason for our disappointment was our holding in Adelphia Communications, which foundered amid allegations of fraud and deceitful business practices by its former management team.
TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Financials	18.8%

Health Care	15.7%

Industrials	14.2%

Consumer Discretionary	12.8%

Information Technology	10.8%

What were the principal strategies of the growth management team?

We focused on stable large cap growth companies with proven management teams. We overweighted consumer-related stocks, including restaurant chains, gaming companies and corporations benefiting from the home improvement trend. Late in the period, as consumer stocks reached very high valuation levels relative to the overall market, we began to reduce our commitment to this sector. We overweighted energy stocks, particularly natural gas companies, that would benefit from rising oil and gas prices. We maintained an allocation to healthcare stocks consistent with market benchmarks, focusing principally on the major pharmaceutical companies. Late in the period, we increased our allocation to the industrial sector, which we believed would be one of the first areas to benefit when economic growth finally began to accelerate. Throughout the 12 months, we underweighted technology stocks.

We had relatively good performance from industrial stocks, especially those benefiting from the increase in national defense spending. Defense-related stocks that contributed included Lockheed Martin and Northrop Grumman. Among consumer-related stocks, Lowe’s held up much better than the overall market, even though its stock price fell during the holding period. The company continues to be a beneficiary of strong consumer spending on home improvements. In addition, stocks such as Wal-Mart and Starbucks proved much more resilient than the overall market.

PORTFOLIO MANAGER INTERVIEW continued

In healthcare, our investments in pharmaceutical leaders Pfizer and Pharmacia performed relatively well during the second half of the year, partly because of improving expectations based on their planned merger. Medtronic, a leading manufacturer of pacemaker devices, also helped the fund’s performance.

In hindsight, we should have cut our exposure to technology stocks earlier and more dramatically. We also would have benefited by emphasizing healthcare stocks more, especially HMOs, hospital management and medical technology stocks.
TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

3M Co.	2.8%

Exxon Mobile Corp.	2.4%

Microsoft Corp.	2.4%

Citigroup, Inc.	2.3%

Bristol-Myers Squibb Co.	2.2%

Bank of America Corp.	2.1%

Procter & Gamble Co.	2.0%

Northrop Grumman Corp.	2.0%

Wal-Mart Stores, Inc.	1.9%

American International Group, Inc.	1.8%

What is the investment outlook over the next 12 months from the perspective of the value management team?

We continue to be cautious about the stock market. It is possible that the market may experience some short-term rallies in reaction to extreme dips in stock prices. However, we need to see signs of significant improvements in corporate earnings before we become more optimistic about the long-term opportunities in the market. Investors remain uncertain, corporate profit trends are uneven and few compelling earnings trends have emerged. As a result, we think stock prices may remain near their current levels for a longer period than many observers expect.

What is the investment outlook for the next 12 months from the growth team’s perspective?

We believe most of the excesses in stock prices have been worked out and stocks appear increasingly attractive relative to other investments. Evidence for a more optimistic outlook is growing. Consumers are spending briskly, the banking system remains healthy and interest rates continue to be low. The economy is growing, although not vigorously. In addition, reforms are underway to restore credibility to financial statements and investment analyst reports. However, the investing public remains skeptical about stocks. We think this sentiment eventually will change as investors regain confidence in the system and recognize that equities still represent the best long-term opportunity for investing. We cannot predict when that change will occur, but the catalyst could come at any time.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$11.21	$16.88	$24.24	$21.11	$22.96
Income from investment operations
Net investment income (loss)	-0.01	-0.03	-0.12	0.02	0.06
Net realized and unrealized gains or losses on securities and futures contracts	-2.28	-5.43	2.79	3.22	-1.31
Total from investment operations	-2.29	-5.46	2.67	3.24	-1.25

Distributions to shareholders from
Net investment income	0	0	0	-0.04	-0.10
Net realized gains	0	-0.21	-10.03	-0.07	-0.50
Total distributions to shareholders	0	-0.21	-10.03	-0.11	-0.60

Net asset value, end of period	$8.92	$11.21	$16.88	$24.24	$21.11
Total return[2]	-20.43%	-32.68%	11.07%	15.34%	-5.59%
Ratios and supplemental data
Net assets, end of period (millions)	$71	$85	$161	$180	$183
Ratios to average net assets
Expenses[3]	1.57%	1.51%	1.43%	1.39%	1.44%
Net investment income (loss)	-0.11%	-0.20%	-0.49%	0.06%	0.24%
Portfolio turnover rate	133%	160%	119%	35%	7%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$10.68	$16.21	$23.80	$20.82	$22.69
Income from investment operations
Net investment loss	-0.09	-0.13	-0.28	-0.17	-0.12
Net realized and unrealized gains or losses on securities and futures contracts	-2.16	-5.19	2.72	3.22	-1.25
Total from investment operations	-2.25	-5.32	2.44	3.05	-1.37

Distributions to shareholders from
Net realized gains	0	-0.21	-10.03	-0.07	-0.50

Net asset value, end of period	$8.43	$10.68	$16.21	$23.80	$20.82
Total return[2]	-21.07%	-33.17%	10.22%	14.65%	-6.18%
Ratios and supplemental data
Net assets, end of period (millions)	$168	$296	$553	$646	$624
Ratios to average net assets
Expenses[3]	2.32%	2.27%	2.18%	2.14%	2.19%
Net investment loss	-0.86%	-0.95%	-1.23%	-0.70%	-0.50%
Portfolio turnover rate	133%	160%	119%	35%	7%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$10.65	$16.18	$23.77	$20.79	$22.66
Income from investment operations
Net investment loss	-0.09	-0.13	-0.28	-0.16	-0.11
Net realized and unrealized gains or losses on securities and futures contracts	-2.14	-5.19	2.72	3.21	-1.26
Total from investment operations	-2.23	-5.32	2.44	3.05	-1.37

Distributions to shareholders from
Net realized gains	0	-0.21	-10.03	-0.07	-0.50

Net asset value, end of period	$8.42	$10.65	$16.18	$23.77	$20.79
Total return[2]	-20.94%	-33.23%	10.23%	14.67%	-6.19%
Ratios and supplemental data
Net assets, end of period (millions)	$4	$6	$11	$14	$13
Ratios to average net assets
Expenses[3]	2.32%	2.27%	2.18%	2.14%	-2.19%
Net investment loss	-0.86%	-0.95%	-1.24%	-0.70%	-0.50%
Portfolio turnover rate	133%	160%	119%	35%	7%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$11.45	$17.20	$24.48	$21.25	$23.07
Income from investment operations
Net investment income (loss)	0.02	0.01	-0.06	0.07	0.12
Net realized and unrealized gains or losses on securities and futures contracts	-2.33	-5.55	2.81	3.28	-1.30
Total from investment operations	-2.31	-5.54	2.75	3.35	-1.18

Distributions to shareholders from
Net investment income	0	0	0	-0.05	-0.14
Net realized gains	0	-0.21	-10.03	-0.07	-0.50
Total distributions to shareholders	0	-0.21	-10.03	-0.12	-0.64

Net asset value, end of period	$9.14	$11.45	$17.20	$24.48	$21.25
Total return	-20.17%	-32.53%	11.32%	15.79%	-5.25%
Ratios and supplemental data
Net assets, end of period (millions)	$216	$508	$887	$1,086	$1,028
Ratios to average net assets
Expenses[3]	1.32%	1.27%	1.18%	1.14%	1.18%
Net investment income (loss)	0.14%	0.05%	-0.23%	0.30%	0.49%
Portfolio turnover rate	133%	160%	119%	35%	7%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 98.2%
CONSUMER DISCRETIONARY - 12.8%
Automobiles - 1.3%
Harley-Davidson, Inc.	131,700	$ 6,117,465
Hotels, Restaurants & Leisure - 1.4%
McDonald’s Corp.	141,919	2,506,290
Starbucks Corp. *	183,600	3,802,356
6,308,646
Household Durables - 0.9%
Black & Decker Corp.	61,040	2,559,407
Sony Corp.	39,900	1,639,890
4,199,297
Media - 3.3%
AOL Time Warner, Inc. *	203,400	2,379,780
Cablevision Systems Corp., Class A *(p)	82,745	749,670
Gannett Co., Inc.	59,900	4,323,582
New York Times Co., Class A	95,730	4,350,928
Viacom, Inc., Class B *	79,800	3,235,890
15,039,850
Multi-line Retail - 2.8%
Kohl’s Corp. *	59,900	3,642,519
Target Corp.	31,800	938,736
Wal-Mart Stores, Inc.	172,880	8,512,611
13,093,866
Specialty Retail - 3.1%
Barnes & Noble, Inc. *(p)	29,769	629,912
Bed Bath & Beyond, Inc. *	137,700	4,484,889
Home Depot, Inc.	89,400	2,333,340
Lowe’s Companies, Inc.	158,907	6,578,750
14,026,891
CONSUMER STAPLES - 8.3%
Beverages - 3.3%
Anheuser-Busch Companies, Inc.	146,664	7,421,199
Coca-Cola Co.	81,000	3,884,760
PepsiCo, Inc.	110,939	4,099,196
15,405,155
Food & Drug Retailing - 0.5%
SYSCO Corp.	75,600	2,146,284
Food Products - 1.1%
ConAgra, Inc.	95,794	2,380,481
Kellogg Co.	79,150	2,631,737
5,012,218
Household Products - 2.0%
Procter & Gamble Co.	104,665	9,354,958
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Personal Products - 0.3%
Dial Corp.	63,955	$ 1,372,474
Tobacco - 1.1%
Philip Morris Companies, Inc.	126,693	4,915,688
ENERGY - 10.0%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	109,700	3,184,591
Nabors Industries, Ltd. *	87,800	2,875,450
Rowan Co., Inc.	67,000	1,248,880
Schlumberger, Ltd.	55,900	2,149,914
Weatherford International, Ltd. *	75,800	2,815,212
12,274,047
Oil & Gas - 7.3%
Anadarko Petroleum Corp.	63,800	2,841,652
Apache Corp.	81,600	4,851,120
ChevronTexaco Corp.	86,470	5,988,047
ConocoPhillips	83,937	3,881,247
Exxon Mobil Corp.	351,401	11,209,692
Occidental Petroleum Corp.	99,811	2,832,636
Royal Dutch Petroleum Co.	42,218	1,695,897
33,300,291
FINANCIALS - 18.8%
Banks - 9.0%
AmSouth Bancorp	136,695	2,835,054
Bank of America Corp.	148,428	9,469,707
First Tennessee National Corp.	81,824	2,836,838
First Virginia Banks, Inc.	19,733	736,041
Greenpoint Financial Corp.	44,515	1,858,056
Hibernia Corp., Class A	60,987	1,219,130
Mellon Financial Corp.	87,800	2,276,654
Sovereign Bancorp, Inc.	217,677	2,808,033
U.S. Bancorp	280,385	5,209,553
Washington Mutual, Inc.	140,230	4,413,038
Wells Fargo & Co.	157,679	7,593,821
41,255,925
Diversified Financials - 7.4%
American Express Co.	106,616	3,324,287
Citigroup, Inc.	359,589	10,661,814
Fannie Mae	45,107	2,685,671
Freddie Mac	106,765	5,968,163
J.P. Morgan Chase & Co.	99,539	1,890,246
MBNA Corp.	169,729	3,119,619
Merrill Lynch & Co., Inc.	52,333	1,724,372
Morgan Stanley Dean Witter & Co.	52,140	1,766,503
SLM Corp.	27,900	2,598,606
33,739,281
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Insurance - 2.4%
Allstate Corp.	88,170	$ 3,134,444
American International Group, Inc.	148,399	8,117,425
11,251,869
HEALTH CARE - 15.7%
Health Care Equipment & Supplies - 3.2%
Becton Dickinson & Co.	69,101	1,962,468
Biomet, Inc.	79,800	2,125,074
Medtronic, Inc.	105,800	4,456,296
Saint Jude Medical, Inc. *	86,200	3,077,340
Stryker Corp.	51,900	2,989,440
14,610,618
Health Care Providers & Services - 3.6%
Aetna, Inc.	87,800	3,144,118
Anthem, Inc. *	27,575	1,792,375
Cardinal Health, Inc.	35,000	2,177,000
CIGNA Corp.	31,399	2,221,479
HCA-The Healthcare Corp.	87,800	4,180,158
Health Net, Inc., Class A *	129,308	2,773,657
16,288,787
Pharmaceuticals - 8.9%
Abbott Laboratories, Inc.	37,662	1,521,545
Bristol-Myers Squibb Co.	431,933	10,280,005
Eli Lilly & Co.	23,900	1,322,626
Johnson & Johnson Co.	95,295	5,153,554
Merck & Co., Inc.	82,780	3,783,874
Mylan Laboratories, Inc.	59,591	1,951,009
Pfizer, Inc.	160,685	4,663,079
Pharmacia Corp.	172,786	6,717,920
Wyeth	177,193	5,634,737
41,028,349
INDUSTRIALS - 14.2%
Aerospace & Defense - 4.5%
Lockheed Martin Corp.	121,713	7,871,180
Northrop Grumman Corp.	72,558	9,000,094
United Technologies Corp.	67,800	3,830,022
20,701,296
Commercial Services & Supplies - 1.4%
First Data Corp.	98,414	2,750,671
Waste Management, Inc.	165,580	3,861,326
6,611,997
Electrical Equipment - 0.6%
Celestica, Inc. *	34,259	448,793
Emerson Electric Co.	49,629	2,180,698
2,629,491
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Industrial Conglomerates - 5.0%
3M Co.	115,451	$ 12,696,147
General Electric Co.	288,240	7,105,116
Tyco International, Ltd.	212,104	2,990,666
22,791,929
Machinery - 2.5%
Deere & Co.	176,009	7,999,609
Illinois Tool Works, Inc.	55,900	3,260,647
11,260,256
Road & Rail - 0.2%
CSX Corp.	38,223	1,008,323
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 1.5%
Cisco Systems, Inc. *	429,600	4,502,208
Motorola, Inc.	247,134	2,515,824
7,018,032
Computers & Peripherals - 2.3%
Apple Computer, Inc. *	173,213	2,511,589
Dell Computer Corp. *	48,600	1,142,586
International Business Machines Corp.	82,119	4,794,928
Lexmark International Group, Inc., Class A *	39,900	1,875,300
10,324,403
Electronic Equipment & Instruments - 0.6%
Tech Data Corp. *	32,364	854,410
Thermo Electron Corp. *	117,725	1,898,904
2,753,314
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc., Class A *	91,800	3,906,090
Semiconductor Equipment & Products - 1.2%
Intel Corp.	218,850	3,039,827
Texas Instruments, Inc.	173,500	2,562,595
5,602,422
Software - 4.4%
Intuit, Inc. *	119,700	5,449,941
Microsoft Corp. *	246,606	10,786,546
Oracle Corp. *	349,400	2,746,284
Veritas Software Corp. *	67,800	997,338
19,980,109
MATERIALS - 2.9%
Chemicals - 1.4%
PPG Industries, Inc.	82,608	3,692,577
Praxair, Inc.	55,900	2,857,049
6,549,626
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Metals & Mining - 0.5%
Alcoa, Inc.	110,312	$ 2,129,022
Paper & Forest Products - 1.0%
International Paper Co.	98,388	3,285,175
MeadWestvaco Corp.	62,145	1,193,806
4,478,981
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 3.0%
ALLTEL Corp.	62,682	2,515,429
AT&T Corp.	163,227	1,960,356
Centurytel, Inc.	136,971	3,072,260
SBC Communications, Inc.	133,985	2,693,098
Verizon Communications, Inc.	130,188	3,572,359
13,813,502
UTILITIES - 1.7%
Electric Utilities - 1.7%
Duke Energy Corp.	61,493	1,202,188
FPL Group, Inc.	46,707	2,512,837
Public Service Enterprise Group, Inc.	52,372	1,597,346
Scana Corp.	94,048	2,447,129
7,759,500
Total Common Stocks		450,060,252
SHORT-TERM INVESTMENTS - 1.7%
MUTUAL FUND SHARES - 1.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	6,325,255	6,325,255
Navigator Prime Portfolio (pp)	1,594,882	1,594,882
Total Short-Term Investments		7,920,137
Total Investments - (cost $550,695,419) - 99.9%		457,980,389
Other Assets and Liabilities - 0.1%		385,994
Net Assets - 100.0%		$ 458,366,383

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 550,695,419
Net unrealized loss on securities	(92,715,030)

Market value of securities	457,980,389
Cash	8,383
Receivable for securities sold	2,979,894
Receivable for Fund shares sold	36,487
Dividends and interest receivable	634,592
Prepaid expenses and other assets	13,232

Total assets	461,652,977

Liabilities
Payable for securities purchased	605,938
Payable for Fund shares redeemed	771,073
Payable for securities on loan	1,594,882
Advisory fee payable	9,553
Distribution Plan expenses payable	5,268
Due to other related parties	1,274
Accrued expenses and other liabilities	298,606

Total liabilities	3,286,594

Net assets	$ 458,366,383

Net assets represented by
Paid-in capital	$ 707,082,650
Undistributed net investment loss	(145,238)
Accumulated net realized losses on securities and futures contracts	(155,855,999)
Net unrealized losses on securities	(92,715,030)

Total net assets	$ 458,366,383

Net assets consists of
Class A	$ 71,053,390
Class B	167,940,670
Class C	3,800,156
Class I	215,572,167

Total net assets	$ 458,366,383

Shares outstanding
Class A	7,962,413
Class B	19,912,431
Class C	451,420
Class I	23,586,853

Net asset value per share
Class A	$ 8.92
Class A -- Offering price (based on sales charge of 5.75%)	$ 9.46
Class B	$ 8.43
Class C	$ 8.42
Class I	$ 9.14

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends (net of foreign withholding taxes of $16,960)	$ 11,238,339
Interest	440,756

Total investment income	11,679,095

Expenses
Advisory fee	6,008,661
Distribution Plan expenses
Class A	208,331
Class B	2,601,435
Class C	51,996
Administrative services fees	805,797
Transfer agent fee	3,369,394
Trustees’ fees and expenses	22,010
Printing and postage expenses	150,235
Custodian fee	202,023
Registration and filing fees	15,183
Professional fees	31,406
Other	4,299

Total expenses	13,470,770
Less: Expense reductions	(9,788)

Net expenses	13,460,982

Net investment loss	(1,781,887)

Net realized and unrealized losses on securities and futures contracts
Net realized losses on:
Securities	(70,231,964)
Futures contracts	(4,044,780)

Net realized losses on securities and futures contracts	(74,276,744)
Net change in unrealized gains or losses on securities	(69,281,595)

Net realized and unrealized losses on securities and futures contracts	(143,558,339)

Net decrease in net assets resulting from operations	$ (145,340,226)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001

Operations
Net investment loss		$ (1,781,887)		$ (3,907,626)
Net realized losses on securities and
futures contracts		(74,276,744)		(76,910,076)
Net change in unrealized losses on
securities and futures contracts		(69,281,595)		(403,479,986)
Net decrease in net assets

resulting from operations		(145,340,226)		(484,297,688)

Distributions to shareholders from
Net realized gains
Class A		0		(1,944,972)
Class B		0		(6,964,214)
Class C		0		(137,406)
Class I*		0		(10,469,541)

Total distributions to shareholders		0		(19,516,133)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	502,699	5,559,620	759,800	10,955,731
Class B	529,786	5,702,024	694,023	9,217,054
Class C	63,486	672,559	152,166	2,071,754
Class I*	4,165,638	48,222,369	4,846,531	67,270,222

		60,156,572		89,514,761

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	124,649	1,907,320
Class B	0	0	467,513	6,853,536
Class C	0	0	9,020	132,059
Class I*	0	0	624,905	9,748,604

		0		18,641,519

Automatic conversion of
Class B shares to Class A shares
Class A	2,265,128	24,873,867	111,865	1,493,101
Class B	(2,389,686)	(24,873,867)	(117,071)	(1,493,101)

		0		0

Payment for shares redeemed
Class A	(2,359,740)	(26,028,802)	(3,007,546)	(41,945,340)
Class B	(5,940,885)	(62,035,430)	(7,449,800)	(97,492,959)
Class C	(150,027)	(1,603,927)	(298,028)	(3,985,525)
Class I*	(24,885,786)	(260,561,712)	(12,735,342)	(179,732,637)

		(350,229,871)		(323,156,461)

Net decrease in net assets resulting from capital share transactions		(290,073,299)		(215,000,181)

Total decrease in net assets		(435,413,525)		(718,814,002)
Net assets
Beginning of period		893,779,908		1,612,593,910

End of period		$ 458,366,383		$ 893,779,908

Undistributed net investment loss		$ (145,238)		$ (132,497)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Classes A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend or in the case of some foreign securities, on the date when the Fund is made aware of the dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.75% and declining to 0.625% as average daily net assets increase.

NOTES TO FINANCIAL STATEMENTS continued

Prior to January 1, 2002, the management fee for the Fund was calculated by applying percentage rates which started at 0.80% and declined to 0.675% per annum as net assets increased, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $877,747 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,027,972,917 and $1,299,342,729, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,379,582 and $1,594,882, respectively. During the year ended September 30, 2002, the Fund earned $71,495 in income from securities lending.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $557,018,595. The gross unrealized appreciation and depreciation on securities based on tax cost was $11,762,558 and $110,800,764, respectively, with a net unrealized depreciation of $99,038,206.

As of September 30, 2002, the Fund had $86,236,766 in capital loss carryovers for federal income tax purposes expiring in 2010.

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post October losses of $63,296,057.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward and Post-October Loss

$145,238	$99,038,206	$149,532,823

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $9,788, which represents 0.00% of its average net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the invesment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

NOTES TO FINANCIAL STATEMENTS continued

11. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to October 1, 2001, the Fund did not hold any fixed-income securities. As a result, adoption of this accounting principle has no impact to financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fund, a portfolio of Evergreen Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563826 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034